File Nos. 33-27172
                                                                     811-5716
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]

     Pre-Effective Amendment No.                                       [  ]

     Post-Effective Amendment No. 8                                    [X]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]

     Amendment No. 8                                                   [X]


                       (Check appropriate box or boxes.)

                   DREYFUS LIFE AND ANNUITY INDEX FUND, INC.
                       (D/B/A/ DREYFUS STOCK INDEX FUND)
              (Exact Name of Registrant as Specified in Charter)


           c/o The Dreyfus Corporation
           200 Park Avenue, New York, New York          10166
           (Address of Principal Executive Offices)     (Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000

                             Mark N. Jacobs, Esq.
                                200 Park Avenue
                           New York, New York 10166
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

           immediately upon filing pursuant to paragraph (b)
     ----
           on     (date)      pursuant to paragraph (b)
     ----
      X    60 days after filing pursuant to paragraph (a)(i)
     ----
           on     (date)      pursuant to paragraph (a)(i)
     ----
           75 days after filing pursuant to paragraph (a)(ii)
     ----
           on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:

           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----

     Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1995 was filed on February 29, 1996.


                   DREYFUS LIFE AND ANNUITY INDEX FUND, INC.
                 Cross-Reference Sheet Pursuant to Rule 495(a)


Items in
Part A of
Form N-1A      Caption                                       Page
_________      _______                                       ____

   1           Cover Page                                     Cover

   2           Synopsis                                       *

   3           Condensed Financial Information                3

   4           General Description of Registrant              3, 10

   5           Management of the Fund                         6

   5(a)        Management's Discussion of Fund's Performance  *

   6           Capital Stock and Other Securities             10

   7           Purchase of Securities Being Offered           7

   8           Redemption or Repurchase                       8

   9           Pending Legal Proceedings                      *


Items in
Part B of
Form N-1A
---------

   10          Cover Page                                     Cover

   11          Table of Contents                              Cover

   12          General Information and History                B-16

   13          Investment Objectives and Policies             B-2

   14          Management of the Fund                         B-6

   15          Control Persons and Principal                  B-9
               Holders of Securities

   16          Investment Advisory and Other                  B-9
               Services
_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


                   DREYFUS LIFE AND ANNUITY INDEX FUND, INC.
           Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A      Caption                                        Page
_________      _______                                        _____

   17          Brokerage Allocation                           B-16

   18          Capital Stock and Other Securities             B-16

   19          Purchase, Redemption and Pricing               B-12, B-13
               of Securities Being Offered

   20          Tax Status                                     B-14

   21          Underwriters                                   B-12

   22          Calculations of Performance Data               B-16

   23          Financial Statements                           B-19


Items in
Part C of
Form N-1A
_________

   24          Financial Statements and Exhibits              C-1

   25          Persons Controlled by or Under                 C-3
               Common Control with Registrant

   26          Number of Holders of Securities                C-3

   27          Indemnification                                C-3

   28          Business and Other Connections of              C-3
               Investment Adviser

   29          Principal Underwriters                         C-11

   30          Location of Accounts and Records               C-14

   31          Management Services                            C-14

   32          Undertakings                                   C-14


_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.
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DREYFUS STOCK INDEX FUND
(LION LOGO)
PROSPECTUS                                                       MAY 1, 1996
-----------------------------------------------------------------------------
    Dreyfus Stock Index Fund (the "Fund") is an open-end, non-diversified, management investment company, known as a mutual fund, that is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies
(the "Participating Insurance Companies").
    The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500
Composite Stock Price Index. In anticipation of taking a market position, the Fund is permitted to purchase and sell stock index futures. The Fund is neither sponsored by nor affiliated with Standard & Poor's.
    The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager. Dreyfus has engaged its affiliate, Mellon Equity Associates ("Mellon Equity"), to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments. Dreyfus and Mellon Equity are collectively referred to as the "Advisers."
    This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read and retained for future reference.
    The Statement of Additional Information, dated May 1, 1996, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors.
It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call
1-800-645-6561. When telephoning ask for Operator 144.
    MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THE
NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
-----------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
-----------------------------------------------------------------------------
                        TABLE OF CONTENTS
                                                                            Page
         Condensed Financial Information......................                3
         Description of the Fund..............................                3
         Management of the Fund...............................                6
         How to Buy Shares....................................                7
         How to Redeem Shares.................................                8
         Shareholder Services Plan............................                8
         Dividends, Distributions and Taxes...................                8
         Performance Information..............................                9
         General Information..................................                10
         Appendix.............................................                12
      Page 2
CONDENSED FINANCIAL INFORMATION
               The information in the following table has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants, whose report thereon appears in the Statement of Additional Information.
    Further financial data and related notes are included in the Statement of Additional Information, available upon request.
        FINANCIAL HIGHLIGHTS
               Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
    The Fund's total investment return shown below does not include expenses charged a separate account or related insurance policy by a Participating Insurance Company, inclusion of which would reduce the Fund's total investment return for each period indicated.

                                                                                  FOUR MONTHS
                                                                                    ENDED             YEAR ENDED
                                                    YEAR ENDED AUGUST 31,         DECEMBER 31,       DECEMBER 31,
                                                  -----------------------------  --------------   -------------------
        PER SHARE DATA:                         1990(1)      1991      1992       1992(2)   1993     1994      1995
                                                -------     -------    ------    -------    -----    -----    ------
         Net asset value,
          beginning of year......               $12.50       $11.62   $14.20      $14.87   $15.32    $13.20   $12.94
                                                -------      ------   --------    ------   ------    ------   ------
         INVESTMENT OPERATIONS:
         Investment income-net....                .38           .39      .37         .13      .37       .32      .33
         Net realized and
          unrealized gain (loss)
          on investments......                   (.95)         2.60      .68         .77     1.04      (.21)    4.39
                                                -------      ------   --------    ------   ------    ------   ------
         TOTAL FROM INVESTMENT OPERATIONS        (.57)         2.99     1.05         .90     1.41       .11     4.72
                                                -------      ------   --------    ------   ------    ------   ------
         DISTRIBUTIONS:
         Dividends from investment income-net..  (.31)         (.39)    (.38)       (.21)    (.34)     (.31)    (.33)
         Dividends in excess of
          investment income-net.......             --            --       --          --     (.03)       --       --
         Dividends from net
          realized gain on investments             _-          (.02)      -_        (.24)   (3.00)       --      (.13)
         Dividends in excess of net realized gain
           on investments...........               -_           -_        -_         -_      (.16)      (.06)     --
                                                -------      ------   --------    ------   ------    ------   ------
          TOTAL DISTRIBUTIONS....                (.31)         (.41)     (.38)      (.45)   (3.53)      (.37)  (.46)
                                                -------      ------   --------    ------   ------    ------   ------
         Net asset value, end of year          $11.62        $14.20    $14.87     $15.32   $13.20    $12.94  $17.20
                                                ======       =======  ========    =======  =====     ======= =======
        TOTAL INVESTMENT RETURN...             (4.73%)(3)     26.26%     7.49%     6.05%(3)  9.33%      .88%  36.78%
        RATIOS/SUPPLEMENTAL DATA:
         Ratio of expenses to
           average net assets......               .37%(3)       .40%      .40%      .13%(3)   .40%      .40%    .39%
         Ratio of net investment income to average
           net assets........                     3.12%(3)      3.05%    2.63%      .85%(3)  2.38%     2.56%   2.38%
         Decrease reflected in above expense ratios due to
           undertakings.......                     .17%(3)       .11%     .13%      .03%(3)   .27%      .16%    .03%
         Portfolio Turnover Rate..                 .99%(3)      1.02%    7.66%     6.94%(3)  71.71%    2.82%  11.95%
         Net Assets, end of year
           (000's omitted)........             $48,184       $62,400  $74,446    $70,072    $61,319  $96,806  $312,686
 (1)From September 29, 1989 (commencement of operations) to August 31, 1990.
 (2)Effective September 1, 1992, the Fund changed its fiscal year-end from
August 31 to December 31. The figures provided are from September 1, 1992 to
December 31, 1992.
 (3) Not annualized.
               Further information about the Fund's performance is contained in the Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.

DESCRIPTION OF THE FUND
        GENERAL
                The Fund is intended to be a funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") to be offered by the Participating Insurance Companies. The Fund currently does not foresee any disadvantages to the holders
       Page 3
    of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. The VA contracts and the VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility.
               Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies may pass through voting rights to their VA contract holders and VLI policy holders.
        INVESTMENT OBJECTIVE
                The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index* (the "Index"). It cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the
    Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.
        MANAGEMENT POLICIES
                The Fund attempts to duplicate the investment results of the Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. chooses the stocks to be included in the Index solely on a statistical basis. The Fund attempts to be fully invested at all times in the stocks that comprise the Index and stock index futures as described below and, in any event, at least 80% of the Fund's net assets will be so invested. Inclusion of a stock in the Index in no way implies an opinion by Standard & Poor's as to its attractiveness as an investment. The Fund uses the Index as the standard performance comparison because it represents approximately 70% of the total market value of all common stocks and is well known to investors.
    An investment in the Fund involves risks similar to those of investing in common stocks.
               The weightings of stocks in the Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. Because of this weighting, as of December 31, 1995, approximately 46% of the Index was composed of the 50 largest companies. The Advisers generally select stocks for the Fund's portfolio in the order of their weightings in the Index beginning with the heaviest weighted stocks. With respect to the Fund's assets invested in the stocks in the Index, the percentage of such assets invested in each stock is approximately the same as the percentage it represents in the Index.
               No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis. The Fund is managed using a computer program to determine which stocks are to be purchased or sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in the Fund's portfolio because of changes in the composition of the Index, but such changes should be infrequent.
               The Fund believes that the indexing approach described above is an effective method of substantially duplicating percentage changes in the Index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in
        *"Standard & Poor's 500," "S&P 500Registration Mark" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or The McGraw-Hill Companies, Inc.
        Page 4
    the Index. The Fund's ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by Standard & Poor's Corporation and the timing of purchases and redemptions. In the future, the Fund's Board, subject to the approval of shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.
               The Fund's ability to duplicate the performance of the Index also depends to some extent on the size of the Fund's portfolio and the size of cash flows into and out of the Fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the Fund's portfolio to the Index to the maximum practicable extent.
               From time to time to increase its income, the Fund may lend securities from its portfolio. See "Appendix _ Investment Techniques." When the Fund has cash reserves, the Fund may invest in money market instruments consisting of U.S. Government securities, time deposits, certificates of deposit, bankers' acceptances, high-grade commercial paper, and repurchase agreements. See the Statement of Additional Information for a description of these instruments. The Fund also may purchase stock index futures in anticipation of taking a market position when, in the opinion of the Advisers, available cash balances do not permit an economically efficient trade in the cash market. The Fund also may sell stock index futures to terminate existing positions it may have as a result of its purchases of stock index futures. See also "Investment Considerations and Risks" and "Appendix _ Investment Techniques" below, and "Investment Objective and Management Policies" in the Statement of Additional Information.
        INVESTMENT CONSIDERATIONS AND RISKS
        GENERAL -- The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies_Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
        EQUITY SECURITIES -- Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.
        FOREIGN SECURITIES -- Since the stocks of some foreign issuers are included in the Index, the Fund's portfolio may contain securities of such foreign issuers which may subject the Fund to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in securities of domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect an investment in these securities and the possible seizure or nationalization of foreign deposits.
        USE OF DERIVATIVES -- The Fund may invest, to a limited extent, in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include stock index futures. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix _Investment Techniques _ Use of Derivatives" below and " Investment Objective and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.
        NON-DIVERSIFIED STATUS -- The classification of the Fund as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities
       Page 5
     of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund's portfolio may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.
        SIMULTANEOUS INVESTMENTS -- Investment decisions for the Fund are made independently from those of the other investment companies or accounts advised by Dreyfus or Mellon Equity. However, if such other investment companies or accounts desire to invest in, to dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
MANAGEMENT OF THE FUND
        ADVISERS -- Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's manager. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1996, Dreyfus managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide.
               Dreyfus supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Maryland law.
               Dreyfus has engaged Mellon Equity, located at 500 Grant
    Street, Pittsburgh, Pennsylvania 15258, to serve as the Fund's index fund manager. Mellon Equity, a registered investment adviser formed in 1957, is an indirect wholly-owned subsidiary of Mellon and, thus, an affiliate of Dreyfus. As of December 31, 1995, Mellon Equity and its employees managed approximately $8.8 billion in assets and served as the investment adviser of 62 other investment companies.
               Mellon Equity, subject to the supervision and approval of Dreyfus, provides the day-to-day management of the Fund's investments, as well as statistical information, under an Index Management Agreement with Dreyfus, subject to the overall authority of the Fund's Board in accordance with Maryland law.
               Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed more than $233 billion in assets as of December 31, 1995, including approximately $81 billion in proprietary mutual fund assets. As of December 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $786 billion in assets, including approximately $60 billion in mutual fund assets.
               For the period November 13, 1995 (effective date of the Management Agreement and Index Management Agreement) through December 31, 1995, the end of the Fund's fiscal
       Page 6
    year, the Fund paid Dreyfus a management fee at the effective annual rate of .245 of 1% of the value of the Fund's average daily net assets, and Dreyfus paid Mellon Equity an index management fee at the effective annual rate of .095 of 1% of the value of the Fund's average daily net assets. Under the Index Management Agreement, Mellon Equity has agreed to pay for the provision of custody services to the Fund by Boston Safe Deposit and Trust Company.
               Prior to November 13, 1995, Wells Fargo Nikko Investment Advisors ("WFNIA") served as the Fund's index fund manager pursuant to an Index Management Agreement with the Fund and Dreyfus served as the Fund's administrator pursuant to an Administration Agreement with the Fund. Pursuant to such agreements, the Fund agreed to pay WFNIA and Dreyfus each at an annual rate of .15% of the value of the Fund's average daily net assets. For the period January 1, 1995 through November 12, 1995 (termination date of such agreements), the Fund paid each of WFNIA and Dreyfus at the effective annual rate of .10% of the value of the Fund's average daily net assets.
               The imposition of the Fund's management fee, as well as other operating expenses, will have the effect of reducing investors' return and will affect the Fund's ability to track the Index exactly. Dreyfus has undertaken that, until such time as it gives shareholders at least
    180 days notice to the contrary, if in any fiscal year the aggregate expenses of the Fund (excluding brokerage commissions, transaction fees and extraordinary expenses) exceed .40 of 1% of the value of the Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to Dreyfus, or Dreyfus will bear, such excess expense. In addition, from time to time, Dreyfus may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the overall expense ratio of the Fund and increasing yield to investors. The Fund will not pay Dreyfus at a later time for any amounts Dreyfus may waive, nor will the Fund reimburse Dreyfus for any amounts Dreyfus may assume.
               In allocating brokerage transactions for the Fund, the Advisers seek to obtain the best execution of orders at the most favorable net price. Subject to this determination, the Advisers may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds advised by Dreyfus or Mellon Equity as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information. Dreyfus may pay the Fund's distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part of all of such payments to pay securities dealers or others in respect of these services.
        DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund
    Services, Inc. (the "Distributor"), located at One Exchange Place,
    Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.
        CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Boston Safe Deposit and Trust Company, an indirect subsidiary of Mellon, One Boston Place, Boston, Massachusetts 02108, is the Custodian of the Fund's investments.
HOW TO BUY SHARES
               Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. Individuals may not place orders directly with the Fund. See the prospectus of the separate account of the applicable Participating Insurance Company for more information on the purchase of Fund shares.
               If an order is received by the Fund or its agent by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on a business day, Fund
      Page 7
    shares will be purchased at the net asset value determined as of such close of trading on the day the order is received. Otherwise, Fund shares will be purchased at the net asset value determined as of the close of trading on the floor of the New York Stock Exchange on the next business day.
               Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
HOW TO REDEEM SHARES
               Fund shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. Individuals may not place redemption orders directly with the Fund. When the Fund or its agent receives a request in proper form by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), the Fund will redeem the shares at the net asset value determined as of the close of such trading on the day the request is received. To maximize the Fund's ability to track the Index, shareholders are urged to transmit redemption requests so that they may be received by the Fund or its agent prior to 12:00 noon, New York time, on the day upon which shareholders want their redemption requests to be effective. The value of the shares redeemed may be more or less than their original cost, depending on the Fund's then-current net asset value. No charges are imposed by the Fund when shares are redeemed.
               The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
               Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.
SHAREHOLDER SERVICES PLAN
               The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts.
DIVIDENDS, DISTRIBUTIONS AND TAXES
               The Fund ordinarily declares and pays dividends from net investment income quarterly, and automatically reinvests them in additional Fund shares at net asset value or, at the shareholder's option, pays them in cash. The Fund makes distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in
        Page 8
    his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.
               Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends derived from net investment income, together with distributions of net realized short-term securities gains, paid by the Fund will be taxable as ordinary income whether received in cash or reinvested in additional Fund shares. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in additional Fund shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. Participating Insurance Companies should consult their own tax advisers as to the taxability of dividends and distributions paid to them.
               Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified'' as provided therein or in accordance with U.S. Treasury Regulations, in order for the account to serve as the basis for VA contracts or VLI policies. Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements. If the Fund satisfies certain conditions, a segregated asset account owning shares of the Fund will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Fund. The Fund intends to satisfy these conditions so that the shares of the Fund owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. Further, the Fund intends to satisfy the diversification standards prescribed under Section 817(h) for segregated accounts.
               Management of the Fund believes that the Fund has qualified for the fiscal year ended December 31, 1995 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interest of its shareholders. Qualification as a regulated investment company relieves the Fund of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. In addition, the Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
               Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
PERFORMANCE INFORMATION
               For the purpose of advertising, performance is calculated on the basis of average annual total return and/or total return.
               Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time during which the Fund has operated.
               Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated
         Page 9
    by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
               Performance will vary from time to time and past results are not necessarily representative of future results. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
               The Fund's average annual total return and total return should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges of Participating Insurance Companies. In addition, the Fund's total return should be distinguished from the rate of return of a separate account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and therefore will be lower. VA contract holders and VLI policy holders should consult the prospectus for such contract or policy.
               Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, Lipper Analytical Services, Inc., the Dow Jones Industrial Average, Money Magazine, Morningstar, Inc. and other industry publications. The Fund may cite in its advertisements or in reports or other communications to shareholders, historical performance of unmanaged indices as reported in Ibbotson, Roger G. and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), updated annually in the SBBI Yearbook, Ibbotson Associates, Chicago. In its advertisements, the Fund also may cite the aggregate amount of assets committed to index investing by pension funds and/or other institutional investors, and may refer to or discuss then current or past economic or financial conditions, developments or events.
GENERAL INFORMATION
               The Fund was incorporated under Maryland law on January 24, 1989, and commenced operations on September 29, 1989. On May 1, 1994, the Fund, which is incorporated under the name Dreyfus Life and Annuity Index Fund, Inc., began operating under the name Dreyfus Stock Index Fund. The Fund is authorized to issue 200 million shares of Common Stock, par value $.001 per share. Each share has one vote. In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that participates in the Fund will request voting instructions from contract and policy holders and will vote shares in proportion to the voting instructions received. For further information on voting rights, see the applicable prospectus of the Participating Insurance Company.
               Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.
               The Transfer Agent maintains a record of shareholder ownership and sends confirmations and statements of account.
         Page 10
               Owners of policies and contracts issued by a Participating Insurance Company for which shares of the Fund are an investment vehicle will receive from the Participating Insurance Company unaudited semi-annual financial statements and audited year-end financial statements certified by the Fund's independent public accountants. Each report will show the investments owned by the Fund and the market values thereof and will provide other information about the Fund and its operations.
               Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11566-0144, or by calling toll free 1-800-645-6561. In New York City, call 1-718-895-1206; outside the U.S. and Canada, call 516-794-5452.
               The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the calculation of the Fund's net asset value, nor is S&P a distributor of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.
               S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR
    A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT
    SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
      Page 11
APPENDIX
        INVESTMENT TECHNIQUES
        BORROWING MONEY -- The Fund is permitted to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 5% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.
        USE OF DERIVATIVES -- The Fund may invest in the types of Derivatives enumerated under "Description of the Fund -- Investment Considerations and Risks -- Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies -- Management Policies -- Derivatives" in the Statement of Additional Information.
               Although the Fund will not be a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in certain derivatives. The Fund may invest in stock index futures contracts for hedging purposes without limit. However, the Fund may not invest in such contracts for other purposes if the sum of the amount of initial margin deposits, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts.
        LENDING PORTFOLIO SECURITIES -- The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and income on the loaned securities' collateral. Loans of portfolio securities may not exceed 30% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.
               NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS
    AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
         Page 12



                                         DREYFUS STOCK INDEX FUND
                                                  PART B
                                   (STATEMENT OF ADDITIONAL INFORMATION)
                                                MAY 1, 1996


       This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Stock Index Fund (the "Fund"), dated May 1, 1996, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:

                     Call Toll Free 1-800-645-6561
                     In New York City - Call 1-718-895-1206
                     Outside the U.S. or Canada - Call 516-794-5452

       The Dreyfus Corporation (the "Dreyfus") serves as the Fund's manager. Dreyfus has engaged its affiliate, Mellon Equity Associates ("Mellon Equity"), to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments. Dreyfus and Mellon Equity are referred to collectively as the "Advisers."

       Premier Mutual Fund Services, Inc. (the "Distributor") serves as the distributor of the Fund's shares.


                                             TABLE OF CONTENTS

                                                                      Page

Investment Objective and Management Policies. . . . . . . . . . . . . .B-2
Management of the Fund. . . . . . . . . . . . . . . . . . . . . . . . .B-6
Management Arrangements . . . . . . . . . . . . . . . . . . . . . . . .B-9
Shareholder Services Plan . . . . . . . . . . . . . . . . . . . . . . .B-12
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .B-12
Redemption of Shares. . . . . . . . . . . . . . . . . . . . . . . . . .B-13
Determination of Net Asset Value. . . . . . . . . . . . . . . . . . . .B-13
Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . . . .B-14
Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . . .B-16
Performance Information . . . . . . . . . . . . . . . . . . . . . . . .B-16
Information About the Fund. . . . . . . . . . . . . . . . . . . . . . .B-16
Transfer and Dividend Disbursing Agent, Custodian,
      Counsel and Independent Accountants . . . . . . . . . . . . . . .B-17
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .B-18
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . .B-19
Report of Independent Accountants . . . . . . . . . . . . . . . . . . .B-33
                                INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

       The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled
"Description of the Fund" and "Appendix."

Other Portfolio Securities

       Money Market Instruments. The Fund may invest, in the circumstances described under "Description of the Fund - Management Policies" in the Fund's Prospectus, in the following types of money market instruments.

U.S. Government Securities--Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations from the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support for such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

Repurchase Agreements--In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Bank Obligations--The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

       Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

       Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

       Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instruments upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

Commercial Paper--Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group, a division of The McGraw Hill-Companies, Inc. ("S&P"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's or at least AA- by S&P, or (c) if unrated, determined by the Advisers to be of comparable quality to those rated obligations which may be purchased by the Fund.

Management Policies

       Lending Portfolio Securities. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

       The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

       Derivatives. The Fund may invest in Derivatives (as defined in the Fund's Prospectus) in anticipation of taking a market position when, in the opinion of the Advisers, available cash balances do not permit an economically efficient trade in the cash market. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

       Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level risk, or change the character of the risk, of its portfolio by making investments in specific securities.

       Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.

       If the Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Stock Index Futures--A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. The Fund purchases and sells futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

       Using futures in anticipation of market transactions involves certain risks. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. In addition, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends still may not result in a successful hedging transaction.

       In connection with its futures transactions, the Fund may be required to establish and maintain at its custodian bank a segregated account consisting of cash or high quality money market instruments in an amount equal to the market value of the underlying commodity less any amount deposited as margin.

Investment Restrictions

       The Fund has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. The Fund may not:

       1. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

       2. Purchase securities of closed-end investment companies except (a) in the open market where no commission other than the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total outstanding voting stock of any one closed-end investment company, (ii) 5% of the Fund's net assets with respect to the securities issued by any one closed-end investment company and (iii) 10% of the Fund's net assets in the aggregate, or (b) those received as part of a merger or consolidation. The Fund may not purchase the securities of open-end investment companies other than itself.

       3. Invest in commodities, except that the Fund may invest in futures contracts as described in the Prospectus and Statement of Additional Information.

       4. Purchase, hold or deal in real estate, or oil and gas interests, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

       5. Borrow money or pledge, mortgage or hypothecate its assets, except as described in the Fund's Prospectus and the Statement of Additional Information and in connection with entering into futures contracts. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets.

       6. Lend any funds or other assets except through the purchase of debt securities, bankers' acceptances and commercial paper of corporations and other entities. However, the Fund may lend its portfolio securities in an amount not to exceed 30% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

       7. Act as an underwriter of securities of other issuers or purchase securities subject to restrictions on disposition under the Securities Act of 1933 (so-called "restricted securities"). The Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are not readily marketable, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested. The Fund will not enter into time deposits maturing in more than seven days and time deposits maturing from two business through seven calendar days will not exceed 10% of the Fund's total assets.

       8. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

       9.  Purchase, sell or write puts, calls or combinations thereof.

       10. Invest more than 25% of its assets in investments in any particular industry or industries (including banking), except to the extent the Index also is so concentrated, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       In addition to the investment restrictions adopted as fundamental policies set forth above, the Fund operates with certain non-fundamental policies which may be changed by vote of a majority of the Board members at any time. The Fund may not: (i) engage in arbitrage transactions,
(ii) purchase warrants (other than those acquired by the Fund in units or attached to securities), (iii) sell securities short, but reserves the right to sell securities short against the box, and (iv) invest more than 10% of its total assets in the securities of any single issuer or invest in more than 10% of the voting securities of any single issuer. In addition, the Fund intends to: (i) comply with the diversification requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) comply in all material respects with relevant insurance laws and regulations applicable to investments of separate accounts of Participating Insurance Companies.

       If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

       The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                                          MANAGEMENT OF THE FUND

       Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

Board Members of the Fund

*JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director and, until August 1994, Chief Operating Officer of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus and, until August 24, 1994, the Fund's distributor. From August 24, 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is Chairman of the Board of Directors of Noel Group, Inc., a venture capital company; a trustee of Bucknell University; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway, Inc., a manufacturer and marketer of industrial threads, specialty yarns and home furnishings and fabrics, Curtis Industries, Inc., a national distributor of security products, chemicals, and automotive and other hardware, and Staffing Resources, Inc. He is 52 years old and his address is 200 Park Avenue, New York, New York 10166.

*DAVID P. FELDMAN, Board member.  Corporate Vice President-Investment
       Management of AT&T. He is also a trustee of Corporate Property Investors, a real estate investment company. He is 56 years old and his address is One Oak Way, Berkeley Heights, New Jersey 07922.

JACK R. MEYER, Board member.  President and Chief Executive Officer of
       Harvard Management Company, an investment management company, since
       September 1990.   For more than five years prior thereto, he was
       Treasurer and Chief Investment Officer of The Rockefeller Foundation. He is 50 years old and his address is 600 Atlantic Avenue, Boston, Massachusetts 02210.

JOHN SZARKOWSKI, Board member.  Director Emeritus of Photography at The
       Museum of Modern Art. Consultant in Photography. He is 70 years old and his address is Bristol Road Box 221, East Chatham, New York 12060.

ANNE WEXLER, Board member. Chairman of the Wexler Group, consultants specializing in government relations and public affairs. She is also a director of Alumax, Comcast Corporation and The New England Electric System, Nova Corporation, and a member of the Board of the Carter Center of Emory University, the Council of Foreign Relations, the National Park Foundation, Visiting Committee of the John F. Kennedy School of Government at Harvard University and the Board of Visitors of the University of Maryland School of Public Affairs. She is 65 years old and her address is c/o The Wexler Group, 1317 F Street, N.W., Suite 600, Washington, D.C. 20004.

       For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

       The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1995, were as follows:


                                          (3)                                       (5)
                     (2)                  Pension or           (4)                  Total Compensation
(1)                  Aggregate            Retirement Benefits  Estimated Annual     From Fund and
Name of Board        Compensation From    Accrued as Part of   Benefits Upon        Fund Complex
Member               Fund*                Fund's Expenses      Retirement           Paid to Board Member

Joseph S. DiMartino  $4,153               none                 none                 $445,000 (93)

David P. Feldman     $4,000               none                 none                 $ 85,631 (27)

Jack R. Meyer        $4,500               none                 none                 $ 21,875 (4)

John Szarkowski      $4,500               none                 none                 $ 21,875 (4)

Anne Wexler          $4,500               none                 none                 $ 26,329 (16)
____________________________
*  Amount does not include reimbursed expenses for attending Board meetings, which amounted to $451 for all
   Board members as a group.


Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President and Chief Executive
       Officer and a Director of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 38 years old.

JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President,
       General Counsel, Secretary and Clerk of the Distributor and an officer of other investment companies advised or administered by Dreyfus.
       From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an associate at Ropes & Gray. He is 31 years old.

ERIC B. FISCHMAN, Vice President and Assistant Secretary.  Associate
       General Counsel of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System. He is 31 years old.

ELIZABETH BACHMAN, Vice President and Assistant Secretary.  Assistant Vice
       President of the Distributor and an officer of other investment companies advised or administered by Dreyfus. She is 26 years old.

JOSEPH F. TOWER, III, Assistant Treasurer.  Senior Vice President,
       Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 33 years old.

JOHN J. PYBURN, Assistant Treasurer.  Assistant Treasurer of the
       Distributor and an officer of other investment companies advised or administered by Dreyfus. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of Dreyfus. He is 60 years old.

MARGARET PARDO, Assistant Secretary. Legal Assistant with the Distributor and an officer of other investment companies advised or administered by Dreyfus. From June 1992 to April 1995, she was a Medical Coordination Officer at ORBIS International. Prior to June 1992, she worked as Program Coordinator at Physicians World Communications Group. She is 27 years old.

       The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

       Board members and officers of the Fund, as a group, owned less than 1% of the Fund's shares outstanding on February 8, 1996.

       The following persons are known by the Fund to own of record 5% or more of the Fund's voting securities outstanding on February 8, 1996:
Nationwide Variable Account II, P.O. Box 182029, Columbus, Ohio 43218-- 45.9%; Traverlers Fund U, One Tower Square, 12 NB-Roger Ferland, Hartford, Connecticut 06183--22.7% Unum Life Insurance Company VNUM TSA Annuity, 2211 Congress Street, Portland, Maine 04122--13.52; and Transamerica Occidental Life Insurance Company Seperate Account VA-2L, 1150 South Olive Street, Los Angeles California 90015--7.1393. A shareholder that owns, directely or indirectly, 256 or more of the Fund's voting securities may be deemded to be a "control person" (as defined in the 1940 Act) of the Fund.


                                          MANAGEMENT ARRANGEMENTS

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

       Management Agreement. Dreyfus provides management services pursuant to the Management Agreement (the "Management Agreement") dated November 13, 1995, with the Fund, which is subject (after May 14, 1997) to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Dreyfus by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was approved by shareholders on November 3, 1995 and was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Management Agreement, at a meeting held on August 9, 1995. The Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, upon not less than 90 days' notice, by Dreyfus. The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

       The following persons are officers and/or directors of Dreyfus:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Barbara E. Casey, Vice President-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William F. Glavin, Jr., Vice President-Corporate Development; Mark N. Jacobs, Vice President-Legal and Secretary; Daniel C. Maclean, Vice President and General Counsel; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Services; Katherine C. Wickham, Vice President-Human Resources; Maurice Bendrihem, Controller; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling, directors.

       Dreyfus maintains office facilities on behalf of the Fund, and furnishes the Fund statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

       Index Management Agreement. Mellon Equity provides investment advisory assistance and day-to-day management of the Fund's investments pursuant to the Index Management Agreement (the "Index Management Agreement") dated November 13, 1995 between Mellon Equity and Dreyfus. The Index Management Agreement is subject (after May 14, 1997) to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Mellon Equity, by vote cast in person at a meeting called for the purpose of voting on such approval. The Index Management Agreement was approved by shareholders on November 3, 1995, and was approved by the Fund's Board, including a majority of Board members who are not "interested persons" of any party to the Index Management Agreement, at a meeting held on August 9, 1995. The Index Management Agreement is terminable without penalty (i) by Dreyfus on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of the Fund's shares on 60 days' notice, or (iii) by Mellon Equity on not less than 90 days' notice. The Index Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement for any reason.

       The following persons are executive officers and/or directors of Mellon Equity: Phillip R. Roberts, Chairman of the Board; William P. Rydell, President and Chief Executive Officer; and W. Keith Smith, Director.

       Mellon Equity provides day-to-day management of the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of Dreyfus and approval of the Fund's Board. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions. Mellon Equity has agreed to pay for the custody services provided to the Fund by Boston Safe Deposit and Trust Company.

       Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by Dreyfus and/or Mellon Equity. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Dreyfus or Mellon Equity or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholder's reports and meetings, and any extraordinary expenses.

       As compensation for Dreyfus' services, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of .245 of 1% of the value of the Fund's average daily net assets. As compensation for Mellon Equity's services, Dreyfus has agreed to pay Mellon Equity a monthly fee at the annual rate of .095 of 1% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to shareholders. For the period November 13, 1995 (effective date of the Management Agreement and Index Management Agreement) through December 31, 1995, the Fund paid Dreyfus a management fee of $94,372 and Dreyfus paid Mellon Equity and index management fee of $36,593.

       From April 4, 1990 to November 13, 1995, Wells Fargo Nikko Investment Advisers ("WFNIA") served as the Fund's index fund manager. Pursuant to prior index management agreements with WFNIA, the Fund agreed to pay a monthly fee at the annual rate of .15 of 1% of the value of the Fund's average daily net assets. For the fiscal years ended December 31, 1993 and 1994 and for the period January 1, 1995 through November 12, 1995 (termination date of the prior index management agreement), the index management fees payable to WFNIA managers amounted to $69,306, $116,361 and $223,935, respectively, fees were reduced by $42,790, $11,327, $62,783,
$63,576 and $28,973, respectively, pursuant to undertakings by WFNIA, resulting in net fees being paid to WFNIA of $6,523 in fiscal 1993, $52,785 in fiscal 1994 and $194,962 in fiscal 1995.

       Prior to November 13, 1995, Dreyfus served as the Fund's administrator pursuant to an administration agreement with the Fund. As compensation for its administrative services, the Fund agreed to pay Dreyfus a monthly fee at the annual rate of .15 of 1% of the value of the Fund's average daily net assets. For fiscal years ended December 31, 1993 and 1994 and for the period January 1, 1995 through November 12, 1995 (termination date of the prior administration agreement), the administration fees payable to Dreyfus amounted to $69,306, $116,361 and $223,934 respectively, which amounts were reduced by $62,783, $63,577 and $28,972, respective, pursuant to the undertaking by Dreyfus, resulting in net fees being paid to Dreyfus of $6,523 in fiscal 1993, $52,784 in fiscal 1994 and in fiscal 1995.

       Dreyfus (and to a limited extent, Mellon Equity) have agreed that if in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Management Agreement, but excluding taxes, brokerage, interest on borrowings and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fees to be paid to Dreyfus, and Dreyfus may deduct from the fees paid to Mellon Equity or Dreyfus and Mellon Equity will bear, such excess expense in proportion to their management fee and index management fee, to the extent required by state law. Such deduction or payment, if any, will be estimated daily and reconciled and effected or paid, as the case may be, on a monthly basis.

       The aggregate fees payable to Dreyfus and Mellon Equity is net subject to reduction as the value of the Fund's net assets increase.


                                         SHAREHOLDER SERVICES PLAN

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."

       The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses Dreyfus Service Corporation for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts.

       A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan.

       For the fiscal year ended December 31, 1995, $9,048 was charged to the Fund under the Plan.


                                            PURCHASE OF SHARES

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

       The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.


                                           REDEMPTION OF SHARES

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."

       Redemption Commitment. The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

       Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable or
(c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                                     DETERMINATION OF NET ASSET VALUE

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

       Valuation of Portfolio Securities. The Fund's portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded.
Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board. Expenses and fees, including the index management and administration fees (reduced by the expense limitation, if any), are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

       New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                                    DIVIDENDS, DISTRIBUTIONS AND TAXES

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

       Taxation of the Fund. Management of the Fund believes that the Fund qualified for the fiscal year ended December 31, 1995 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify so long as such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Fund from any liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. Among the requirements for such qualification is that less than 30% of the Fund's gross income must be derived from the gain on the sale or other disposition of securities held for less than three months. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

       If, however, the Fund does not qualify as a "regulated investment company," it would be subject to the general rules governing the Federal income taxation of corporations under the Code. As such, the Fund's taxable income could be subject to a maximum tax rate of 35% thereby reducing the amount of cash available for distribution to shareholders. Moreover, distributions to shareholders would not be deductible in computing the Fund's taxable income. Shareholders in receipt of distributions from the Fund would be required to treat such amounts as ordinary dividend income to the extent attributable to each such shareholder's share of the Fund's current and accumulated earnings and profits. Amounts received in excess of the Fund's current and accumulated earnings and profits would constitute a return of capital to the extent of the shareholder's basis in Fund shares. Any excess received over basis would constitute capital gain. Certain corporate shareholders would be entitled to a dividends received deduction under Section 243 of the Code to the extent amounts distributed from the Fund constituted ordinary dividend income.

       Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies. The Fund intends to comply with the applicable requirements so that the Fund's investments are "adequately diversified" for this purpose. Upon satisfaction of these requirements, shares of the Fund owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments.

       If, however, the Fund were not to satisfy these conditions, a segregated asset account of a Participating Insurance Company owning shares of the Fund would be required to treat such shares as a single investment asset (and, accordingly, would not be able to treat its proportionate interest in the Fund's assets as being directly owned) for purposes of determining whether the segregated asset account is "adequately diversified" within the meaning of Section 817(h) of the Code. This, in turn, would make it more difficult for any such segregated asset account to satisfy the diversification standards of the Code. If a segregated asset account is not adequately diversified, it may not serve as the basis for VA contracts or VLI policies.

       Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code.
In addition, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

       Under Section 1256 of the Code, gain or loss realized by the Fund from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures as well as from closing transactions. In addition, any such futures remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

       Offsetting positions held by the Fund involving futures may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short-or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized to ordinary income.

       If a Fund were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as "mixed straddles" if the futures transactions comprising such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be recharacterized as short-term capital gain or ordinary income.

       Shareholder Taxation. Since the shareholders of the Fund are the separate accounts of Participating Insurance Companies, no discussion is included herein as to the Federal income tax consequences at the level of the holders of the VA contracts or VLI policies. For information concerning the Federal income tax consequences to such holders, see the prospectuses for such VA contracts or VLI policies.


                                          PORTFOLIO TRANSACTIONS

       The Advisers assume general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Advisers and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Advisers based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

       For its portfolio securities transactions for the fiscal years ended December 31, 1993, 1994 and 1995, the Fund paid total brokerage commissions of $66,766, $36,780 and $43,661, respectively, none of which was paid to the Distributor. No spreads or concessions were paid by the Fund for such fiscal years.


                                          PERFORMANCE INFORMATION

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."

       The Fund's average annual total return for the 1, 5 and 6.258 year periods ended December 31, 1995 was 36.78%, 15.94% and 12.31%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

       The Fund's total return for the period September 29, 1989 (commencement of operations) through December 31, 1995 was 106.88%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


                                        INFORMATION ABOUT THE FUND

       The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

       Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

       The Fund sends annual and semi-annual financial statements to all its shareholders.

       Effective May 1, 1994, the Fund, which is incorporated under the name Dreyfus Life and Annuity Index Fund, Inc., began operating under the name Dreyfus Stock Index Fund.


               TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                            AND INDEPENDENT ACCOUNTANTS

       Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

       Boston Safe Deposit and Trust Company (the "Custodian"), an indirect subsidiary of Mellon Bank Corporation, is located at One Boston Place, Boston, Massachusetts 02108, and serves as the custodian of the Fund.
Under its Custody Agreement with the Fund, the Custodian holds the Fund's portfolio securities and keeps all necessary accounts and records. The Custodian's fees for its services to the Fund are paid by Mellon Equity.

       Neither the Transfer Agent nor the Custodian has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

       Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of being sold pursuant to the Fund's Prospectus.

       Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019-6013, independent accountants, have been selected as auditors of the Fund.
                                                  APPENDIX

       Description of S&P A-1 Commercial Paper Ratings:

       The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the number 1, 2 or 3 to indicate the relative degree of safety. Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

       Description of Moody's Prime-1 Commercial Paper Ratings:

       The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and

Dreyfus Stock Index Fund
_______________________________________-
Statement of Investments                                      December 31, 1995

Common Stocks-90.2%                                                                          Shares             Value
                                                                                             ______             ______
        Aerospace-1.9%      Allied-Signal...................................                    17,330      $    823,175
                            Boeing..........................................                    21,047         1,649,559
                            General Dynamics................................                     3,828           226,331
                            Lockheed Martin.................................                    12,245           967,355
                            McDonnell Douglas...............................                     6,901           634,892
                            Northrop Grumman................................                     2,987           191,168
                            Rockwell International..........................                    13,361           706,463
                            Teledyne........................................                     3,425            87,772
                            United Technologies ............................                     7,445           706,344
                                                                                                                  ______
                                                                                                               5,993,059
                                                                                                                  ______

Agriculture & Food-2.8%     Archer Daniels Midland .........................                    32,558           586,062
                            CPC International ..............................                     8,981           616,321
                            Campbell Soup...................................                    15,320           919,200
                            Conagra ........................................                    14,680           605,550
                            General Mills ..................................                     9,776           564,564
                            Heinz (H.J.) ...................................                    22,701           751,987
                            Hershey Foods...................................                     4,702           305,630
                            Kellogg ........................................                    13,368         1,032,678
                            Pioneer Hi-Bred International...................                     5,098           283,576
                            Quaker Oats.....................................                     8,272           285,384
                            Sara Lee .......................................                    29,692           946,432
                            Unilever, N.V...................................                     9,866         1,388,639
                            Wrigley (Wm) Jr. ...............................                     7,089           372,172
                                                                                                                  ______
                                                                                                               8,658,195
                                                                                                                  ______

       Air Transport-.3%    AMR..........................................(a)                     4,728           351,055
                            Delta Air Lines.................................                     3,166           233,888
                            Federal Express..............................(a)                     3,451           254,943
                            Southwest Airlines..............................                     8,824           205,158
                            USAir Group..................................(a)                     3,803            50,390
                                                                                                                  ______
                                                                                                               1,095,434
                                                                                                                  ______

            Aluminum-.4%    Alcan Aluminium.................................                    13,869           431,673
                            Aluminum Co. of America.........................                    10,915           577,131
                            Reynolds Metals.................................                     3,870           219,139
                                                                                                                  ______
                                                                                                               1,227,943
                                                                                                                  ______

  Apparel & Textiles-.4%    Brown Group.....................................                     1,146            16,331
                            Fruit of the Loom, Cl. A.....................(a)                     4,675           113,953
                            Liz Claiborne...................................                     4,577           127,012
                            NIKE, Cl. B.....................................                     8,766           610,333
                            Reebok International............................                     4,667           131,843
                            Russell.........................................                     2,368            65,712
                            Springs Industries..............................                     1,147            47,457
                            Stride Rite.....................................                     3,017            22,627
                            V.F. ...........................................                     3,894           205,408
                                                                                                                  ______
                                                                                                               1,340,676
                                                                                                                  ______

Dreyfus Stock Index Fund
_______________________________________-
Statement of Investments (continued)                          December 31, 1995

Common Stocks (continued)                                                                    Shares             Value
                                                                                             ______            ______
          Automotive-2.0%   Chrysler........................................                    23,524      $  1,302,642
                            Dana............................................                     6,222           181,994
                            Echlin..........................................                     3,680           134,320
                            Fleetwood Enterprises...........................                     2,797            72,023
                            Ford Motor......................................                    65,874         1,910,346
                            General Motors..................................                    45,852         2,424,425
                            NACCO Industries, Cl. A ........................                       533            29,581
                            Navistar International.......................(a)                     4,634            48,657
                            PACCAR..........................................                     2,423           102,069
                                                                                                                  ______
                                                                                                               6,206,057
                                                                                                                  ______

            Banking-5.8%    Banc One........................................                    24,061           908,303
                            Bank of Boston..................................                     6,883           318,339
                            Bank of New York................................                    12,269           598,114
                            BankAmerica.....................................                    22,724         1,471,379
                            Bankers Trust New York..........................                     4,857           322,991
                            Barnett Banks...................................                     5,959           351,581
                            Boatmens Bancshares.............................                     7,951           324,997
                            Chase Manhattan.................................                    11,015           667,784
                            Chemical Banking................................                    15,339           901,166
                            Citicorp........................................                    26,093         1,754,754
                            Comerica........................................                     7,000           280,875
                            CoreStates Financial............................                     8,576           324,816
                            First Bank Systems..............................                     7,984           396,206
                            First Chicago...................................                    19,733           779,454
                            First Fidelity Bancorp..........................                     4,972           374,765
                            First Interstate Bancorp........................                     4,653           635,135
                            First Union.....................................                    10,467           582,227
                            Fleet Financial Group...........................                    15,766           642,465
                            KeyCorp.........................................                    14,491           525,299
                            Mellon Bank.....................................                     8,099           435,321
                            Morgan (J.P.) & Co..............................                    11,499           922,795
                            National City...................................                     9,023           298,887
                            NationsBank.....................................                    16,614         1,156,750
                            Norwest.........................................                    21,648           714,384
                            PNC Financial...................................                    16,267           524,611
                            Republic New York...............................                     3,450           214,331
                            SunTrust Banks..................................                     7,041           482,308
                            U.S. Bancorp....................................                     6,009           202,052
                            Wachovia........................................                    10,496           480,192
                            Wells Fargo & Co................................                     2,887           623,592
                                                                                                                  ______
                                                                                                              18,215,873
                                                                                                                  ______

           Beverages-3.4%   Anheuser-Busch Cos..............................                    15,594         1,042,849
                            Brown-Forman, Cl. B.............................                     4,252           155,198
                            Coca-Cola.......................................                    77,029         5,719,403
                            Coors (Adolph), Cl. B...........................                     2,283            50,511
                            PepsiCo.........................................                    48,375         2,702,953
                            Seagram.........................................                    22,856           791,389


Dreyfus Stock Index Fund
_______________________________________-
Statement of Investments (continued)                          December 31, 1995

Common Stocks (continued)                                                                    Shares             Value
                                                                                              ______           ______
     Beverages (continued)  Whitman.........................................                     6,448      $    149,916
                                                                                                                  ______
                                                                                                              10,612,219
                                                                                                                  ______

     Capital Goods-5.3%     Amdahl.......................................(a)                     7,351            62,484
                            Briggs & Stratton...............................                     1,815            78,726
                            Caterpillar.....................................                    12,117           711,874
                            Cincinnati Milacron.............................                     2,054            53,918
                            Crane...........................................                     1,900            70,063
                            Cummins Engine..................................                     2,498            92,426
                            DSC Communications...........................(a)                     7,057           260,227
                            Deere & Co......................................                    16,102           567,596
                            Dover...........................................                     7,010           258,494
                            Dresser Industries..............................                    11,185           272,634
                            Eaton...........................................                     4,802           257,507
                            Foster Wheeler..................................                     2,509           106,633
                            General Electric................................                   102,517         7,381,224
                            General Signal..................................                     2,931            94,891
                            Genuine Parts...................................                     7,530           308,730
                            Giddings & Lewis................................                     2,144            35,376
                            Grainger (W.W.).................................                     3,171           210,079
                            Harnischfeger Industries........................                     2,968            98,686
                            Illinois Tool Works.............................                     7,192           424,328
                            Ingersoll-Rand..................................                     6,653           233,687
                            Johnson Controls................................                     2,483           170,706
                            Mallinckrodt Group..............................                     4,752           172,854
                            McDermott International.........................                     3,356            73,832
                            Minnesota Mining & Manufacturing................                    25,724         1,704,215
                            National Service Industries.....................                     2,997            97,028
                            Owens-Corning Fiberglas......................(a)                     3,112           139,651
                            Pall............................................                     7,060           189,764
                            Parker-Hannifin.................................                     4,565           156,351
                            Perkin-Elmer....................................                     2,611            98,565
                            Premark International...........................                     3,799           192,324
                            Raychem.........................................                     2,683           152,596
                            Snap-On Tools...................................                     2,483           112,356
                            Stanley Works...................................                     2,722           140,183
                            3Com............................................                     6,600           307,725
                            Textron.........................................                     5,221           352,417
                            Timken..........................................                     1,929            73,784
                            TRINOVA.........................................                     1,775            50,809
                            TRW.............................................                     4,009           310,697
                            Tyco Laboratories...............................                     9,348           333,022
                            Varity.......................................(a)                     2,556            94,891
                                                                                                                  ______
                                                                                                              16,503,353
                                                                                                                  ______

         Chemicals-3.0%.    Air Products & Chemicals........................                     6,817           359,597
                            Ashland Oil.....................................                     3,922           137,760
                            Avery Dennison..................................                     3,261           163,458

Dreyfus Stock Index Fund
_______________________________________-
Statement of Investments (continued)                          December 31, 1995

Common Stocks (continued)                                                                    Shares             Value
                                                                                              ______           ______
    Chemicals (continued)   Dow Chemical....................................                    16,092      $  1,132,475
                            du Pont (E.I.) de Nemours.......................                    34,130         2,384,834
                            Eastman Chemical................................                     4,924           308,366
                            Engelhard.......................................                     8,823           191,900
                            FMC..........................................(a)                     2,214           149,722
                            Goodrich (B.F.).................................                     1,595           108,659
                            Grace (W.R.) & Co...............................                     5,925           350,316
                            Great Lakes Chemical............................                     3,934           283,248
                            Hercules........................................                     6,838           385,492
                            Monsanto........................................                     7,086           868,035
                            Morton International............................                     9,121           327,216
                            Nalco Chemical..................................                     4,139           124,687
                            Occidental Petroleum............................                    19,570           418,309
                            PPG Industries..................................                    12,031           550,418
                            Praxair.........................................                     8,611           289,545
                            Rohm & Haas.....................................                     4,109           264,517
                            Sigma Aldrich...................................                     3,107           153,796
                            Union Carbide...................................                     8,471           317,662
                                                                                                                  ______
                                                                                                               9,270,012
                                                                                                                  ______

    Consumer Durables-.3%   Black & Decker..................................                     5,296           186,684
                            Masco...........................................                     9,834           308,542
                            Maytag..........................................                     6,643           134,521
                            Whirlpool.......................................                     4,508           240,051
                            Zenith Electronics...........................(a)                     2,492            17,132
                                                                                                                  ______
                                                                                                                 886,930
                                                                                                                  ______

        Construction-.2%    Armstrong World Industries......................                     2,283           141,546
                            Centex..........................................                     1,600            55,600
                            Fluor...........................................                     5,112           337,392
                            Sherwin-Williams................................                     5,206           212,144
                                                                                                                  ______
                                                                                                                 746,682
                                                                                                                  ______

         Containers-.2%     Ball............................................                     1,850            50,875
                            Bemis...........................................                     3,281            84,076
                            Crown Cork & Seal............................(a)                     5,555           231,921
                            Temple-Inland...................................                     3,446           152,055
                                                                                                                  ______
                                                                                                                 518,927
                                                                                                                  ______

         Cosmetics-1.2%     Alberto Culver, Cl. B...........................                     1,725            59,297
                            Avon Products...................................                     4,198           316,424
                            Procter & Gamble................................                    42,079         3,492,557
                                                                                                                  ______
                                                                                                               3,868,278
                                                                                                                  ______

             Drugs-7.3%     ALZA.........................................(a)                     5,080           125,730
                            Abbott Laboratories.............................                    48,547         2,026,837
                            Allergan........................................                     3,909           127,043
                            American Home Products..........................                    19,209         1,863,273

Dreyfus Stock Index Fund
_______________________________________-
Statement of Investments (continued)                          December 31, 1995

Common Stocks (continued)                                                                    Shares             Value
                                                                                              ______            ______
       Drugs (continued)    Amgen........................................(a)                    16,338      $    970,069
                            Bristol-Myers Squibb............................                    31,095         2,670,283
                            Johnson & Johnson...............................                    39,773         3,405,563
                            Lilly (Eli) & Co................................                    33,860         1,904,625
                            Merck & Co......................................                    75,805         4,984,179
                            Pfizer..........................................                    38,936         2,452,968
                            Pharmacia & Upjohn..............................                    30,920         1,198,171
                            Schering-Plough.................................                    22,574         1,235,926
                                                                                                                  ______
                                                                                                              22,964,667
                                                                                                                  ______

        Electronics-3.6%    AMP.............................................                    13,310           510,771
                            Advanced Micro Devices.......................(a)                     6,443           106,310
                            Andrew.......................................(a)                     2,427            92,833
                            Cooper Industries...............................                     6,621           243,322
                            Emerson Electric................................                    13,745         1,123,654
                            Harris..........................................                     2,438           133,176
                            Honeywell.......................................                     7,794           378,983
                            Intel...........................................                    50,566         2,869,620
                            LSI Logic....................................(a)                     7,900           258,725
                            Loral...........................................                    10,620           375,683
                            Micron Technology...............................                    12,710           503,634
                            Motorola........................................                    36,213         2,064,141
                            National Semiconductor.......................(a)                     7,560           168,210
                            Northern Telecom................................                    15,560           669,080
                            Raytheon........................................                    14,914           704,686
                            Scientific-Atlanta..............................                     4,773            71,595
                            Tektronix.......................................                     2,015            98,987
                            Tellabs......................................(a)                     5,414           200,318
                            Texas Instruments...............................                    11,606           600,610
                            Thomas & Betts..................................                     1,096            80,830
                                                                                                                  ______
                                                                                                              11,255,168
                                                                                                                  ______

            Finance-2.7%    Ahmanson (H.F.) & Co............................                     7,201           190,827
                            American Express................................                    29,727         1,229,955
                            Beneficial......................................                     3,217           149,993
                            Dean Witter, Discover & Co......................                    10,363           487,107
                            Federal Home Loan Mortgage......................                    11,046           922,341
                            Federal National Mortgage Association...........                    16,736         2,077,356
                            Golden West Financial...........................                     3,610           199,453
                            Great Western Financial.........................                     8,369           213,410
                            Household International.........................                     6,019           355,873
                            MBNA............................................                     9,121           336,337
                            Merrill Lynch & Co..............................                    10,788           550,188
                            Morgan Stanley Group............................                     4,791           386,274
                            Salomon.........................................                     6,578           233,519
                            Travelers Group.................................                    19,572         1,230,589
                                                                                                                  ______
                                                                                                               8,563,222
                                                                                                                  ______

Dreyfus Stock Index Fund
_______________________________________-
Statement of Investments (continued)                          December 31, 1995

Common Stocks (continued)                                                                    Shares             Value
                                                                                             ______             ______
          Forest & Paper
           Products-1.6%    Alco Standard...................................                     6,894      $    314,539
                            Boise Cascade...................................                     2,913           100,863
                            Champion International..........................                     5,900           247,800
                            Federal Paper Board.............................                     2,863           148,518
                            Georgia-Pacific.................................                     5,622           385,810
                            International Paper.............................                    15,596           590,698
                            James River.....................................                     5,077           122,483
                            Kimberly-Clark..................................                    17,106         1,415,594
                            Louisiana-Pacific...............................                     6,602           160,099
                            Mead............................................                     3,300           172,425
                            Potlatch........................................                     1,820            72,800
                            Stone Container.................................                     5,905            84,884
                            Union Camp......................................                     4,298           204,692
                            Westvaco........................................                     6,233           172,966
                            Weyerhaeuser....................................                    12,347           534,008
                            Willamette Industries...........................                     3,363           189,169
                                                                                                                  ______
                                                                                                               4,917,348
                                                                                                                  ______

        Health Care-2.4%    Bard (C.R.).....................................                     3,496           112,746
                            Bausch & Lomb...................................                     3,551           140,708
                            Baxter International............................                    16,645           697,009
                            Becton Dickinson & Co...........................                     4,088           306,600
                            Beverly Enterprises..........................(a)                     6,031            64,079
                            Biomet.......................................(a)                     7,042           125,876
                            Boston Scientific............................(a)                     9,965           488,285
                            Columbia/HCA Healthcare.........................                    27,369         1,388,977
                            Community Psychiatric Centers................(a)                     2,663            32,622
                            Corning.........................................                    14,070           450,240
                            Humana.......................................(a)                     9,900           271,013
                            Manor Care......................................                     3,870           135,450
                            Medtronic.......................................                    14,294           798,677
                            Millipore.......................................                     2,780           114,327
                            St. Jude Medical.............................(a)                     4,273           183,739
                            Tenet Healthcare.............................(a)                    12,290           255,017
                            U.S. HealthCare.................................                     9,455           439,657
                            U.S. Surgical...................................                     3,460            73,957
                            United Healthcare...............................                    10,728           702,684
                            Warner-Lambert..................................                     8,303           806,429
                                                                                                                  ______
                                                                                                               7,588,092
                                                                                                                  ______

Hotels & Restaurants-.9%    Bally Entertainment..........................(a)                     2,867            40,138
                            Darden Restaurants..............................                     9,776           116,090
                            Harrah's Entertainment.......................(a)                     6,337           153,672
                            Hilton Hotels...................................                     2,966           182,409
                            Luby's Cafeterias...............................                     1,305            29,036
                            McDonald's......................................                    42,563         1,920,655
                            Marriott International..........................                     7,693           294,257
                            Ryan's Family Steak House....................(a)                     3,261            22,827

Dreyfus Stock Index Fund
_______________________________________-
Statement of Investments (continued)                          December 31, 1995

Common Stocks (continued)                                                                    Shares             Value
                                                                                              ______           ______
     Hotels & Restaurants
              (continued)   Shoney's.....................................(a)                     2,508      $     25,707
                            Wendy's International...........................                     6,329           134,491
                                                                                                                  ______
                                                                                                               2,919,282
                                                                                                                  ______

 Household Products-1.2%    Clorox..........................................                     3,251           232,853
                            Colgate-Palmolive...............................                     8,899           625,155
                            Dial ...........................................                     5,770           170,936
                            Ecolab..........................................                     3,984           119,520
                            Gillette........................................                    27,200         1,417,800
                            International Flavors & Fragrances..............                     6,802           326,496
                            Newell..........................................                     9,694           250,832
                            Ralston-Purina Group............................                     6,481           404,252
                            Rubbermaid......................................                     9,674           246,687
                                                                                                                  ______
                                                                                                               3,794,531
                                                                                                                  ______

          Insurance-3.3%    Aetna Life & Casualty...........................                     7,042           487,659
                            Allstate........................................                    27,508         1,131,271
                            American General................................                    12,522           436,705
                            American International Group....................                    29,051         2,687,218
                            CIGNA...........................................                     4,623           477,325
                            Chubb...........................................                     5,361           518,677
                            General Re......................................                     4,992           773,760
                            ITT.............................................                     7,151           379,003
                            ITT Hartford Group..............................                     7,151           345,930
                            ITT Industries..................................                     7,151           171,624
                            Jefferson-Pilot.................................                     4,338           201,717
                            Lincoln National................................                     6,390           343,463
                            Loews...........................................                     7,194           563,830
                            Providian.......................................                     5,869           239,162
                            SAFECO..........................................                     7,770           268,065
                            St. Paul Cos....................................                     5,171           287,637
                            Torchmark.......................................                     4,435           200,684
                            Transamerica....................................                     4,219           307,460
                            UNUM............................................                     4,498           247,390
                            USF&G...........................................                     6,900           116,437
                            USLIFE..........................................                     2,071            61,871
                                                                                                                  ______
                                                                                                              10,246,888
                                                                                                                  ______

        Iron & Steel-.3%    Armco........................................(a)                     6,523            38,323
                            Bethlehem Steel..............................(a)                     6,906            96,684
                            Inland Steel Industries.........................                     3,007            75,551
                            Nucor...........................................                     5,396           308,246
                            USX-U.S. Steel Group............................                     5,107           157,040
                            Worthington Industries..........................                     5,617           116,904
                                                                                                                  ______
                                                                                                                 792,748
                                                                                                                  ______

             Leisure-.2%    Brunswick.......................................                     5,890           141,360
                            Hasbro..........................................                     5,406           167,586

Dreyfus Stock Index Fund
_______________________________________-
Statement of Investments (continued)                          December 31, 1995

Common Stocks (continued)                                                                    Shares             Value
                                                                                              ______           ______
     Leisure (continued)    Mattel..........................................                    13,574      $    417,401
                            Outboard Marine.................................                     1,141            23,248
                                                                                                                  ______
                                                                                                                 749,595
                                                                                                                  ______

              Media-2.2%    Capital Cities/ABC..............................                     9,430         1,163,426
                            Comcast, Cl. A..................................                    14,686           267,102
                            Disney (Walt)...................................                    32,076         1,892,484
                            Handleman.......................................                     2,109            12,127
                            King World Productions.......................(a)                     2,219            86,264
                            Tele-Communications, Cl. A...................(a)                    40,089           796,769
                            Time Warner.....................................                    23,705           897,827
                            Tribune.........................................                     3,869           236,493
                            US West Media Group.............................                    28,953           550,107
                            Viacom, Cl. B (non-voting)...................(a)                    22,190         1,051,298
                                                                                                                  ______
                                                                                                               6,953,897
                                                                                                                  ______

              Mining-.4%    ASARCO..........................................                     2,653            84,896
                            Cyprus Amax Minerals............................                     5,685           148,521
                            Freeport-McMoran Copper, Cl.B...................                    12,443           349,959
                            Inco............................................                     7,311           243,091
                            Phelps Dodge....................................                     4,238           263,815
                                                                                                                  ______
                                                                                                               1,090,282
                                                                                                                  ______

  Oil-International-3.9%    Chevron.........................................                    40,057         2,102,993
                            Exxon...........................................                    76,212         6,106,487
                            Mobil...........................................                    24,317         2,723,504
                            Oryx Energy..................................(a)                     6,424            85,921
                            Texaco..........................................                    16,214         1,272,799
                                                                                                                  ______
                                                                                                              12,291,704
                                                                                                                  ______

          Oil-Petroleum
            Reserves-.8%    Atlantic Richfield..............................                     9,909         1,097,422
                            Burlington Resources............................                     7,810           306,543
                            Kerr-McGee......................................                     3,192           202,692
                            Louisiana Land & Exploration....................                     2,029            86,993
                            Pennzoil........................................                     2,797           118,173
                            Phillips Petroleum..............................                    16,063           548,150
                            Santa Fe Energy Resources....................(a)                     5,578            53,688
                                                                                                                  ______
                                                                                                               2,413,661
                                                                                                                  ______

         Oil-Refining &
       Distribution-2.7%    Amerada Hess....................................                     5,688           301,464
                            Amoco...........................................                    30,484         2,191,038
                            Coastal.........................................                     6,438           239,816
                            Royal Dutch Petroleum...........................                    32,881         4,640,331
                            Sun.............................................                     4,606           126,089
                            Unocal..........................................                    15,186           442,292
                            USX-Marathon Group..............................                    17,649           344,155
                                                                                                                  ______
                                                                                                               8,285,185
                                                                                                                  ______

Dreyfus Stock Index Fund
_______________________________________-
Statement of Investments (continued)                          December 31, 1995

Common Stocks (continued)                                                                    Shares             Value
                                                                                              ______           ______
         Oil-Service-.6%    Baker Hughes....................................                     8,672      $    211,380
                            Halliburton.....................................                     6,993           354,021
                            Helmerich & Payne...............................                     1,520            45,220
                            Rowan Cos....................................(a)                     5,196            51,310
                            Schlumberger....................................                    14,836         1,027,393
                            Western Atlas................................(a)                     3,217           162,458
                                                                                                                  ______
                                                                                                               1,851,782
                                                                                                                  ______

         Photography-.5%    Eastman Kodak...................................                    21,006         1,407,402
                            Polaroid........................................                     2,812           133,218
                                                                                                                  ______
                                                                                                               1,540,620
                                                                                                                  ______

   Pollution Control-.5%    Browning-Ferris Industries......................                    13,073           385,654
                            Laidlaw Cl.B....................................                    18,056           185,074
                            Safety-Kleen....................................                     3,600            56,250
                            WMX Technologies................................                    29,841           891,500
                                                                                                                  ______
                                                                                                               1,518,478
                                                                                                                  ______

     Precious Metals-.5%    Barrick Gold....................................                    21,692           572,127
                            Echo Bay Mines..................................                     7,742            80,323
                            Homestake Mining................................                     8,437           131,828
                            Newmont Mining..................................                     5,757           260,549
                            Placer Dome.....................................                    14,697           354,565
                            Santa Fe Pacific Gold...........................                     8,103            98,261
                                                                                                                  ______
                                                                                                               1,497,653
                                                                                                                  ______

     Producer Goods-3.8%    Apple Computer..................................                     7,561           241,007
                            Applied Materials............................(a)                    10,958           431,471
                            Cabletron Systems............................(a)                     4,452           360,612
                            cisco Systems................................(a)                    16,758         1,250,566
                            Compaq Computer..............................(a)                    16,270           780,960
                            Cray Research................................(a)                     1,435            35,516
                            Data General.................................(a)                     2,274            31,268
                            Digital Equipment............................(a)                     9,267           594,246
                            Hewlett-Packard.................................                    31,391         2,628,996
                            International Business Machines.................                    34,939         3,205,653
                            Pitney Bowes....................................                     9,290           436,630
                            Silicon Graphics.............................(a)                     9,841           270,627
                            Sun Microsystems.............................(a)                    11,670           532,444
                            Tandem Computers.............................(a)                     7,166            76,139
                            Unisys.......................................(a)                    10,477            58,933
                            Xerox...........................................                     6,581           901,597
                                                                                                                  ______
                                                                                                              11,836,665
                                                                                                                  ______

          Publishing-.7%    American Greetings..............................                     4,543           125,500
                            Donnelley (R R) & Sons..........................                     9,465           372,684
                            Gannett.........................................                     8,597           527,641

Dreyfus Stock Index Fund
_______________________________________-
Statement of Investments (continued)                          December 31, 1995

Common Stocks (continued)                                                                    Shares             Value
                                                                                              ______           ______
  Publishing (continued)    Harland (John H.)...............................                     1,925      $     40,184
                            Jostens.........................................                     2,292            55,581
                            Knight-Ridder...................................                     3,056           191,000
                            McGraw-Hill.....................................                     3,099           270,000
                            Meredith........................................                     1,714            71,774
                            Moore...........................................                     6,154           114,618
                            New York Times, Cl. A...........................                     5,944           176,091
                            Times Mirror, Cl. A.............................                     6,898           233,670
                                                                                                                  ______
                                                                                                               2,178,743
                                                                                                                  ______

Railroads & Transit-1.1%    Burlington Northern.............................                     8,679           676,962
                            CSX.............................................                    12,866           587,011
                            Conrail.........................................                     5,082           355,740
                            Consolidated Freightways........................                     2,699            71,524
                            Norfolk Southern................................                     7,988           634,047
                            Roadway Services................................                     2,438           119,157
                            Union Pacific...................................                    12,642           834,372
                            Yellow..........................................                     1,720            21,285
                                                                                                                  ______
                                                                                                               3,300,098
                                                                                                                  ______

          Real Estate-0%    Kaufman & Broad Home............................                     1,989            29,586
                            Pulte...........................................                     1,660            55,817
                                                                                                                  ______
                                                                                                                  85,403
                                                                                                                  ______

             Retail-4.3%    Albertson's.....................................                    15,470           508,576
                            American Stores.................................                     9,040           241,820
                            Charming Shoppes................................                     6,373            18,322
                            Circuit City Stores.............................                     6,014           166,137
                            Dayton-Hudson...................................                     4,368           327,600
                            Dillard Department Stores, Cl. A................                     6,947           197,990
                            Federated Department Stores..................(a)                    12,400           341,000
                            Fleming Cos.....................................                     2,268            46,778
                            Gap.............................................                     8,821           370,482
                            Giant Food, Cl. A...............................                     3,685           116,078
                            Great Atlantic & Pacific Tea....................                     2,388            54,924
                            Harcourt General................................                     4,472           187,265
                            Home Depot......................................                    29,281         1,401,828
                            K mart..........................................                    28,144           204,044
                            Kroger.......................................(a)                     7,566           283,725
                            Limited.........................................                    21,998           382,215
                            Longs Drug Stores...............................                     1,142            54,673
                            Lowes Cos.......................................                     9,824           329,104
                            May Department Stores...........................                    15,290           646,003
                            Melville........................................                     6,455           198,491
                            Mercantile Stores...............................                     2,234           103,322
                            Nordstrom.......................................                     4,968           201,204
                            Penney (J.C.)...................................                    13,872           660,654
                            Pep Boys-Manny, Moe & Jack......................                     3,840            98,400

Dreyfus Stock Index Fund
_______________________________________-
Statement of Investments (continued)                          December 31, 1995

Common Stocks (continued)                                                                    Shares             Value
                                                                                              ______           ______
      Retail (continued)    Price/Costco.................................(a)                    11,932      $    181,963
                            Rite Aid........................................                     5,144           176,182
                            Sears, Roebuck & Co.............................                    23,938           933,582
                            Supervalu.......................................                     4,203           132,394
                            Sysco...........................................                    11,160           362,700
                            TJX Cos.........................................                     4,453            84,050
                            Tandy...........................................                     3,863           160,314
                            Toys R Us....................................(a)                    16,759           364,508
                            Wal-Mart Stores.................................                   140,786         3,150,087
                            Walgreen........................................                    15,060           449,917
                            Winn-Dixie Stores...............................                     9,276           342,052
                            Woolworth (F.W.)................................                     8,174           106,262
                                                                                                                  ______
                                                                                                              13,584,646
                                                                                                                  ______

           Services-3.5%    Alexander & Alexander Services..................                     2,697            51,243
                            Autodesk........................................                     2,912            99,736
                            Automatic Data Processing.......................                     8,827           655,405
                            Block (H&R).....................................                     6,423           260,132
                            Ceridian.....................................(a)                     4,062           167,558
                            Computer Associates International...............                    14,796           841,523
                            Computer Sciences............................(a)                     3,421           240,325
                            CUC International............................(a)                    10,986           374,897
                            Deluxe..........................................                     5,101           147,929
                            Dow Jones & Co..................................                     5,909           235,621
                            Dun & Bradstreet................................                    10,348           670,033
                            EG&G............................................                     3,191            77,382
                            First Data......................................                    13,644           912,443
                            Intergraph...................................(a)                     2,842            44,761
                            Interpublic Group of Cos........................                     4,762           206,552
                            Marsh & McLennan Cos............................                     4,447           394,671
                            Microsoft....................................(a)                    36,311         3,186,290
                            Novell.......................................(a)                    22,713           323,660
                            Ogden...........................................                     2,969            63,462
                            Oracle.......................................(a)                    26,644         1,129,039
                            Pittston........................................                     2,548            79,943
                            Ryder System....................................                     4,902           121,324
                            Service Corporation International...............                     6,446           283,624
                            Shared Medical Systems..........................                     1,426            77,539
                            Westinghouse Electric...........................                    25,522           421,113
                                                                                                                  ______
                                                                                                              11,066,205
                                                                                                                  ______

       Tire & Rubber-.2%    Cooper Tire and Rubber..........................                     5,146           126,720
                            Goodyear Tire & Rubber..........................                     9,353           424,392
                                                                                                                  ______
                                                                                                                 551,112
                                                                                                                  ______

            Tobacco-1.8%    American Brands.................................                    11,172           498,551
                            Philip Morris Cos...............................                    51,523         4,662,831

Dreyfus Stock Index Fund
_______________________________________-
Statement of Investments (continued)                          December 31, 1995

Common Stocks (continued)                                                                    Shares             Value
                                                                                              ______            ______
      Tobacco (contined)    Schweitzer-Mauduit International................                       883      $     20,433
                            UST.............................................                    11,873           396,261
                                                                                                                  ______
                                                                                                               5,578,076
                                                                                                                  ______

 Utilities-Electric-3.4%    American Electric Power.........................                    11,438           463,239
                            Baltimore Gas & Electric........................                     9,018           257,013
                            Carolina Power & Light..........................                     9,404           324,438
                            Central & South West............................                    11,844           330,152
                            Cinergy.........................................                     9,679           296,419
                            Consolidated Edison Co. of New York.............                    14,457           462,624
                            Detroit Edison..................................                     8,911           307,430
                            Dominion Resources..............................                    10,617           437,951
                            Duke Power......................................                    12,617           597,730
                            Entergy.........................................                    14,027           410,290
                            FPL Group.......................................                    11,315           524,733
                            General Public Utilities........................                     7,141           242,794
                            Houston Industries..............................                    16,078           389,892
                            Niagara Mohawk Power............................                     8,887            85,537
                            Northern States Power...........................                     4,184           205,539
                            Ohio Edison.....................................                     9,410           221,135
                            PacifiCorp......................................                    17,465           371,131
                            Pacific Gas & Electric..........................                    26,071           739,765
                            PECO Energy.....................................                    13,643           410,995
                            PP&L Resources..................................                     9,800           245,000
                            Public Service Enterprise Group.................                    15,051           460,937
                            SCEcorp.........................................                    27,289           484,380
                            Southern........................................                    40,891         1,006,941
                            Texas Utilities.................................                    13,874           570,568
                            UniCom..........................................                    13,146           430,531
                            Union Electric..................................                     6,218           259,601
                                                                                                                  ______
                                                                                                              10,536,765
                                                                                                                  ______

       Utilities-Gas-.9%    Columbia Gas System..........................(a)                     3,066           134,521
                            Consolidated Natural Gas........................                     5,695           258,411
                            Eastern Enterprises.............................                     1,271            44,803
                            ENSERCH.........................................                     4,239            68,884
                            Enron...........................................                    15,455           589,222
                            NICOR...........................................                     3,131            86,102
                            Noram Energy....................................                     7,595            67,406
                            ONEOK...........................................                     1,675            38,316
                            Pacific Enterprises.............................                     5,203           146,985
                            Panhandle Eastern...............................                     9,166           255,502
                            Peoples Energy..................................                     2,164            68,707
                            Sonat...........................................                     5,296           188,670
                            Tenneco.........................................                    10,969           544,337
                            Williams Cos....................................                     6,227           273,210
                                                                                                                  ______
                                                                                                               2,765,076
                                                                                                                  ______

Dreyfus Stock Index Fund
_______________________________________-
Statement of Investments (continued)                          December 31, 1995

Common Stocks (continued)                                                                    Shares             Value
                                                                                             ______            ______
Utilities-Telephone-7.7%    ALLTEL..........................................                    11,556      $    340,902
                            AT&T............................................                    97,720         6,327,370
                            AirTouch Communications......................(a)                    30,439           859,902
                            Ameritech.......................................                    33,987         2,005,233
                            Bell Atlantic...................................                    26,835         1,794,591
                            BellSouth.......................................                    61,022         2,654,457
                            GTE.............................................                    59,452         2,615,888
                            MCI Communications..............................                    41,583         1,086,356
                            NYNEX...........................................                    26,249         1,417,446
                            Pacific Telesis Group...........................                    26,262           883,060
                            SBC Communications..............................                    37,355         2,147,912
                            Sprint..........................................                    21,359           851,690
                            US West.........................................                    28,853         1,031,495
                                                                                                                  ______
                                                                                                              24,016,302
                                                                                                                  ______
                            TOTAL COMMON STOCKS
                              (cost $235,303,221)...........................                                $281,877,532
                                                                                                                  ======
Preferred Stocks
______________________________________
                            Teledyne, Ser. E
                              (cost $446)...................................                        30      $        435
                                                                                                                  ======
                                                                                             Principal
Short-Term Investments-9.1%                                                                   Amount
______________________________________                                                         _____
    U.S. Treasury Bills:    4.50%, 1/4/1996.................................                $  301,000      $    300,904
                            5.28%, 1/11/1996................................                 8,400,000         8,386,812
                            5.25%, 1/18/1996.............................(b)                 5,662,000         5,648,355
                            5.33%, 1/25/1996................................                 6,809,000         6,787,075
                            5.27%, 2/29/1996................................                 4,456,000         4,420,619
                            4.82%, 3/7/1996.................................                 1,211,000         1,199,859
                            4.80%, 3/14/1996................................                   909,000           899,683
                            4.82%, 3/28/1996................................                   911,000           899,876
                                                                                                                  ______
                            TOTAL SHORT-TERM INVESTMENTS
                              (cost $28,540,044)                                                            $ 28,543,183
                                                                                                                  ======

TOTAL INVESTMENTS (cost $263,843,711).......................................                     99.3%      $310,421,150
                                                                                                =====             ======
CASH AND RECEIVABLES (NET)..................................................                       .7%      $  2,265,310
                                                                                                =====             ======
NET ASSETS..................................................................                    100.0%      $312,686,460
                                                                                                =====             ======

Notes to Statement of Investments:
_______________________________________-
(a) Non-income producing.
(b) Partially held by the custodian in a segregated account as collateral for open financial futures positions.

                         See notes to financial statements.

Dreyfus Stock Index Fund
_______________________________________-
Statement of Financial Futures                                December 31, 1995

Financial Futures Purchased;
_______________________________________-

                                                                       Market Value                    Unrealized
                                                          Number of      Covered                     (Depreciation)
Issuer                                                    Contracts    by Contracts     Expiration     at 12/31/95
___-                                                       ______       _______          ______          ______
Standard & Poor's 500........................                 94        $29,067,150      March 1996    ($234,815)
                                                                                                           ======

               See notes to financial statements.

Dreyfus Stock Index Fund
_______________________________________-
Statement of Assets and Liabilities                           December 31, 1995


ASSETS:
    Investments in securities, at value
      (cost $263,843,711)-see statement.....................................                    $310,421,150
    Cash....................................................................                       6,369,576
    Dividends receivable....................................................                         612,437
    Receivable for futures variation margin-Note 3(a).......................                          31,780
    Prepaid expenses........................................................                             437
                                                                                                      ______
                                                                                                 317,435,380
LIABILITIES:
    Due to The Dreyfus Corporation..........................................    $  133,785
    Dividends payable.......................................................     3,921,624
    Payable for investment securities purchased.............................       460,307
    Accrued expenses........................................................       233,204         4,748,920
                                                                                     _____            ______
NET ASSETS..................................................................                    $312,686,460
                                                                                                      ======
REPRESENTED BY:
    Paid-in capital.........................................................                    $261,474,826
    Accumulated undistributed investment income-net.........................                          14,894
    Accumulated undistributed net realized gain on investments..............                       4,854,116
    Accumulated net unrealized appreciation on investments
      [including ($234,815) net unrealized (depreciation) on financial
      futures]-Note 3(b)....................................................                      46,342,624
                                                                                                      ______
NET ASSETS at value applicable to 18,177,360 shares outstanding (200 million
    shares of $.001 par value Common Stock authorized)......................                    $312,686,460
                                                                                                      ======
NET ASSET VALUE, per share
    ($312,686,460 / 18,177,360 shares)......................................                          $17.20
                                                                                                      ======

              See notes to financial statements.

Dreyfus Stock Index Fund
_______________________________________-
Statement of Operations                            year ended December 31, 1995

INVESTMENT INCOME:
    Income:
      Cash dividends (net of foreign taxes witheld at source of $18,048)....    $4,429,014
      Interest..............................................................       763,272
                                                                                    ______
          Total Income......................................................                    $ 5,192,286
    Expenses:
      Index management fee-Note 2(a)........................................      $223,935
      Administration fee-Note 2(a)..........................................       318,306
      Custodian fees-Note 2(c)..............................................        74,016
      Professional fees.....................................................        58,508
      Registration fees.....................................................        57,806
      Directors' fees and expenses-Note 2(d)................................        25,709
      Prospectus and shareholders' reports..................................        16,003
      Shareholder servicing costs-Note 2(b).................................         5,453
      Miscellaneous.........................................................         4,722
                                                                                    ______
          Total Expenses....................................................       784,458
      Less-reduction in index management fee and administration fee
          due to undertaking-Note 2(a)......................................        57,945
                                                                                    ______
          Net Expenses......................................................                        726,513
                                                                                                     ______
          INVESTMENT INCOME-NET.............................................                      4,465,773
                                                                                                     ______
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3(a)..............................    $5,260,106
    Net realized gain on financial futures-Note 3(a)........................     2,814,896
                                                                                    ______
          Net Realized Gain.................................................                      8,075,002
    Net unrealized appreciation on investments [including ($335,265) net
      unrealized (depreciation) on financial futures].......................                     43,128,888
                                                                                                     ______
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..................                      51,203,890
                                                                                                     ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................                     $55,669,663
                                                                                                     ======

             See notes to financial statements.

Dreyfus Stock Index Fund
_______________________________________-
Statement of Changes in Net Assets

                                                                                   Year Ended December 31,
                                                                                ____________________________
                                                                                    1994            1995
                                                                                  ________         ______
OPERATIONS:
    Investment income-net................................................       $  1,991,399    $  4,465,773
    Net realized gain on investments.....................................            199,553       8,075,002
    Net unrealized appreciation (depreciation) on investments for the year        (1,356,172)     43,128,888
                                                                                      ______          ______
      Net Increase In Net Assets Resulting From Operations...............            834,780      55,669,663
                                                                                      ______          ______
DIVIDENDS TO SHAREHOLDERS:
    From investment income-net...........................................         (1,968,656)     (4,476,568)
    From net realized gain on investments................................              -          (2,357,447)
    In excess of net realized gain on investments........................           (429,123)          -
                                                                                      ______          ______
      Total Dividends....................................................         (2,397,779)     (6,834,015)
                                                                                      ______          ______
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold........................................          47,033,174    219,772,239
    Dividends reinvested.................................................           2,397,779      6,834,015
    Cost of shares redeemed..............................................         (12,380,738)   (59,561,665)
                                                                                      ______          ______
      Increase In Net Assets From Capital Stock Transactions.............          37,050,215    167,044,589
                                                                                      ______          ______
        Total Increase In Net Assets.....................................          35,487,216    215,880,237
NET ASSETS:
    Beginning of year....................................................          61,319,007     96,806,223
                                                                                      ______          ______
    End of year (including undistributed investment income-net:
      $25,689 in 1994 and $14,894 in 1995)...............................        $ 96,806,223   $312,686,460
                                                                                      ======          ======

                                                                                  Shares            Shares
                                                                                  ______           ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold..........................................................           3,593,641     14,313,682
    Shares issued for dividends reinvested...............................             186,922        417,105
    Shares redeemed......................................................            (945,685)    (4,033,543)
                                                                                      ______          ______
      Net Increase In Shares Outstanding.................................           2,834,878     10,697,244
                                                                                      ======          ======

               See notes to financial statements.

Dreyfus Stock Index Fund
_______________________________________-
Financial Highlights

    Reference is made to page 3 of the Fund's Prospectus dated May 1, 1996.

Dreyfus Stock Index Fund
_______________________________________-
NOTES TO FINANCIAL STATEMENTS

NOTE 1-Significant Accounting Policies:

    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company, that is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. Effective November 13, 1995, The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager and Mellon Equity Associates, an affiliate of Dreyfus ("Mellon Equity"), serves as the Fund's index manager. Boston Safe Deposit and Trust Company, an affiliate of Dreyfus, became the Fund's custodian. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

    Prior to November 13, 1995, Wells Fargo Nikko Investment Advisor ("WFNIA") served as the Fund's index manager. In addition, Wells Fargo Institutional Trust Company, N.A. ("WFITC"), an affiliate of WFNIA, was the custodian of the Fund's investments. The Dreyfus Corporation ("Dreyfus") served as the Fund's administrator.

    (a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

    (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of net realized gains on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus Stock Index Fund
_______________________________________
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2-Management Fee, Administration Fee and Other Transactions With
Affiliates:

    (a) Effective November 13, 1995, pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .245 of 1% of the average daily value of the Fund's net assets, and is payable monthly. Dreyfus has agreed to pay Mellon Equity, an affiliate of Dreyfus, a fee of .095 of 1% of the average daily value of the Fund's net assets. Prior to November 13, 1995, the Fund had an Index Management Agreement with WFNIA and an Administration Agreement with Dreyfus whereby, WFNIA and Dreyfus each received annual fees of .15 of 1% of the average daily value of the Fund's net assets. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full year that such expenses exceed 2-1/2% of the first $30 million, 2% of the next $70 million and 1-1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. The Dreyfus Corporation (and WFNIA through November 12, 1995) has currently undertaken from January 1, 1995 until December 31, 1995 and thereafter until such a time as they give shareholders at least 180 days notice to the contrary that if the Fund's aggregate expenses (exclusive of brokerage commissions, transaction fees and extraordinary expenses) exceed an annual rate of .40 of 1% of the average daily value of the Fund's net assets, the Fund may deduct from the payments to be made to Dreyfus. Pursuant to an undertaking, WFNIA and Dreyfus reduced the index management fee and the administration fee during the period January 1, 1995 to November 13, 1995, by $28,973 and $28,972, respectively.

    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $21 for the period from December 1, 1995 through December 31, 1995.

    (b) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.
 During the year ended December 31, 1995, the Fund was charged an aggregate of $9,048 pursuant to the Shareholder Services Plan.

    (c) During the year ended December 31, 1995, Wells Fargo Institutional Trust Company, N.A. earned $74,016 for custodian services provided to the Fund.

    (d) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus Stock Index Fund
_______________________________________-
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3-Securities Transactions:

    (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended December 31, 1995 amounted to $166,667,593 and $21,149,100, respectively.

    The Fund may invest in trading financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 1995 and their related unrealized market depreciation are set forth in the Statement of Financial Futures.

    (b) At December 31, 1995, accumulated net unrealized appreciation on investments was $46,342,624, consisting of $49,269,498 gross unrealized appreciation and $2,926,874 gross unrealized depreciation.

    At December 31, 1995, the costs of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Stock Index Fund
_______________________________________-
Report of Independent Accountants

To the Shareholders and Board of Directors of Dreyfus Stock Index Fund:

    We have audited the accompanying statement of assets and liabilities of Dreyfus Stock Index Fund, including the statements of investments and financial futures, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, for the period September 1, 1992 to December 31, 1992, and the years ended August 31, 1992 and 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Stock Index Fund as of December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                             COOPERS & LYBRAND L.L.P.
New York, New York
February 13, 1996




                   DREYFUS LIFE AND ANNUITY INDEX FUND, INC.


                           PART C. OTHER INFORMATION
                           _________________________


Item 24.   Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)   Financial Statements:

                Included in Part A of the Registration Statement:

                Condensed Financial Information for the period from September 29, 1989 (commencement of operations) to August 31, 1990 and for the fiscal years ended August 31, 1991 and 1992, and for the four months ended December 31, 1992, and for the fiscal years ended December 31, 1993, 1994 and 1995.

                Included in Part B of the Registration Statement:

                     Statement of Investments-- December 31, 1995.

                     Statement of Financial Futures-- December 31, 1995.

                     Statement of Assets and Liabilities-- December 31, 1995.

                     Statement of Operations--For the fiscal year ended December 31, 1995.

                     Statement of Changes in Net Assets--For the fiscal years ended December 31, 1994 and 1995.

                     Notes to Financial Statements

                     Report of Coopers & Lybrand L.L.P., Independent Accountants, dated February 27, 1996.






Schedules No. I through VII and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________

  (b)      Exhibits:

  (1)      Articles of Incorporation is incorporated by reference to Exhibit
           (1) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on April 20, 1994.

  (2) By-Laws are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on April 20, 1994.

  (5)(a)   Management Agreement.

  (5)(b)   Index Management Agreement.

  (6) Distribution Agreement is incorporated by reference to Exhibit (6) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on March 2, 1995.

  (8)      Custody Agreement.

  (9)      Shareholder Services Plan is incorporated by reference to Exhibit
           (9) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on March 2, 1995.

  (10) Opinion and consent of Stroock & Stroock & Lavan dated September 20, 1989 is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on April 20, 1994.

  (11)     Consent of Coopers & Lybrand L.L.P., Independent Accountants.


Item 25.   Persons Controlled by or under Common Control with Registrant.
_______    ______________________________________________________________

           Not Applicable

Item 26.   Number of Holders of Securities.
_______    ________________________________

            (1)                              (2)

                                                Number of Record
         Title of Class                  Holders as of February 8, 1996
         ______________                  ______________________________

         Shares of Common Stock
         par value $.001 per share           14


Item 27.    Indemnification
_______     _______________

         The Statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is indemnified is incorporated by reference to Item 27 of Part C of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on September 8, 1989.

         Reference is also made to the Distribution Agreement filed as Exhibit (6).

Item 28.    Business and Other Connections of Investment Adviser.
_______     _____________________________________________________

            The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.



Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees of Skillman Foundation.
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation****
                                   Mellon Bank, N.A.****
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                                   Director and member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            Director:
Director                           Dreyfus America Fund

JULIAN M. SMERLING            None
Director

HOWARD STEIN                  Chairman of the Board:
Chairman of the Board and          Dreyfus Acquisition Corporation*;
Chief Executive Officer            The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Service Corporation*;
                              Chairman of the Board and Chief Executive
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Avnet, Inc.**;
                                   Dreyfus America Fund++++;
                                   The Dreyfus Fund International
                                   Limited+++++;
                                   World Balanced Fund+++;
                                   Dreyfus Partnership Management,
                                        Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                              Trustee:
                                   Corporate Property Investors
                                   New York, New York

W. KEITH SMITH                Chairman and Chief Executive Officer:
Vice Chairman of the Board         The Boston Company*****
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation****
                                   Mellon Bank, N.A.****
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                   Mellon Bank Corporation****
Operating Officer                  The Boston Company*****
and Director                  Deputy Director:
                                   Mellon Trust****
                              Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.*****
                              President:
                                   Boston Safe Deposit and Trust Company*****

STEPHEN E. CANTER             Director:
Vice Chairman and                  The Dreyfus Trust Company++
Chief Investment Officer,     Formerly, Chairman and Chief Executive Officer:
and a Director                     Kleinwort Benson Investment Management
                                        Americas Inc.*

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company*****
                                   Laurel Capital Advisors****
                                   Boston Group Holdings, Inc.
                              Executive Vice President:
                                   Mellon Bank, N.A.****
                                   Boston Safe Deposit & Trust*****

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;
                              Formerly, Senior Vice President:
                                   The Chase Manhattan Bank, N.A. and
                                   The Chase Manhattan Capital Markets
                                   Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

WILLIAM T. SANDALLS, JR.      Director:
Senior Vice President and          Dreyfus Partnership Management, Inc.*;
Chief Financial Officer            Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Lion Management, Inc.*;
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.*;
                              Vice President, Chief Financial Officer and
                              Director:
                                   Dreyfus Acquisition Corporation*;
                              Vice President and Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Truepenny Corporation*;
                              Treasurer, Financial Officer and Director:
                                   The Dreyfus Trust Company++;
                              Treasurer and Director:
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Major Trading Corporation*;
                              Formerly, President and Director:
                                   Sandalls & Co., Inc.

BARBARA E. CASEY              President:
Vice President-                    Dreyfus Retirement Services Division;
Dreyfus Retirement            Executive Vice President:
Services                           Boston Safe Deposit & Trust Co.*****
                                   Dreyfus Service Corporation*

DIANE M. COFFEY               None
Vice President-
Corporate Communications

ELIE M. GENADRY               President:
Vice President-                    Institutional Services Division of Dreyfus
Institutional Sales                Service Corporation*;
                                   Broker-Dealer Division of Dreyfus Service
                                   Corporation*;
                                   Group Retirement Plans Division of Dreyfus
                                   Service Corporation;
                              Executive Vice President:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                              Vice President:
                                   The Dreyfus Trust Company++


JEFFREY N. NACHMAN            None
Vice President-Mutual Fund
Accounting

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President-                    Lion Management, Inc.*;
Legal, General Counsel        Secretary:
and Secretary                      The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation****
Services

MAURICE BENDRIHEM             Treasurer:
Controller                         Dreyfus Partnership Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                                   The Truepenny Corporation*;
                              Controller:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Service Corporation*;
                                   The Dreyfus Trust Company++;
                                   The Dreyfus Consumer Credit Corporation*;
                              Formerly, Vice President-Financial Planning,
                              Administration and Tax:
                                   Showtime/The Movie Channel, Inc.
                                   1633 Broadway
                                   New York, New York 10019

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+


______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
**** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
***** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is One Rockefeller Plaza, New York, New York 10020.
++++    The address of the business so indicated is 2 Boulevard Royal,
        Luxembourg.
+++++   The address of the business so indicated is Nassau, Bahama Islands.


Item 28(b).    Business and Other Connections of Sub-Investment Adviser
________       ___________________________________________________________

          Registrant is fulfilling the requirement of this Item 28(b) to provide a list of the officers and directors of Mellon Equity Associates, the Registrant's sub-investment adviser (the "Sub-Adviser"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Sub-Adviser or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by the Sub-Adviser (SEC File No. 801-28692).


Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Strategy Fund, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC GNMA Fund
           7)  Dreyfus BASIC Money Market Fund, Inc.
           8)  Dreyfus BASIC Municipal Fund, Inc.
           9)  Dreyfus BASIC U.S. Government Money Market Fund
          10)  Dreyfus California Intermediate Municipal Bond Fund
          11)  Dreyfus California Tax Exempt Bond Fund, Inc.
          12)  Dreyfus California Tax Exempt Money Market Fund
          13)  Dreyfus Capital Value Fund, Inc.
          14)  Dreyfus Cash Management
          15)  Dreyfus Cash Management Plus, Inc.
          16)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          17)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          18)  Dreyfus Edison Electric Index Fund, Inc.
          19)  Dreyfus Florida Intermediate Municipal Bond Fund
          20)  Dreyfus Florida Municipal Money Market Fund
          21)  The Dreyfus Fund Incorporated
          22)  Dreyfus Global Bond Fund, Inc.
          23)  Dreyfus Global Growth Fund
          24)  Dreyfus GNMA Fund, Inc.
          25)  Dreyfus Government Cash Management
          26)  Dreyfus Growth and Income Fund, Inc.
          27)  Dreyfus Growth and Value Funds, Inc.
          28)  Dreyfus Growth Opportunity Fund, Inc.
          29)  Dreyfus Institutional Money Market Fund
          30)  Dreyfus Institutional Short Term Treasury Fund
          31)  Dreyfus Insured Municipal Bond Fund, Inc.
          32)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          33)  Dreyfus International Equity Fund, Inc.
          34)  The Dreyfus/Laurel Funds, Inc.
          35)  The Dreyfus/Laurel Funds Trust
          36)  The Dreyfus/Laurel Tax-Free Municipal Funds
          37)  The Dreyfus/Laurel Investment Series
          38)  Dreyfus LifeTime Portfolios, Inc.
          39)  Dreyfus Liquid Assets, Inc.
          40)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          41)  Dreyfus Massachusetts Municipal Money Market Fund
          42)  Dreyfus Massachusetts Tax Exempt Bond Fund
          43)  Dreyfus Michigan Municipal Money Market Fund, Inc.
          44)  Dreyfus Money Market Instruments, Inc.
          45)  Dreyfus Municipal Bond Fund, Inc.
          46)  Dreyfus Municipal Cash Management Plus
          47)  Dreyfus Municipal Money Market Fund, Inc.
          48)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          49)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          50)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          51)  Dreyfus New Leaders Fund, Inc.
          52)  Dreyfus New York Insured Tax Exempt Bond Fund
          53)  Dreyfus New York Municipal Cash Management
          54)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          55)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          56)  Dreyfus New York Tax Exempt Money Market Fund
          57)  Dreyfus Ohio Municipal Money Market Fund, Inc.
          58)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          59)  Dreyfus 100% U.S. Treasury Long Term Fund
          60)  Dreyfus 100% U.S. Treasury Money Market Fund
          61)  Dreyfus 100% U.S. Treasury Short Term Fund
          62)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          63)  Dreyfus Pennsylvania Municipal Money Market Fund
          64)  Dreyfus Short-Intermediate Government Fund
          65)  Dreyfus Short-Intermediate Municipal Bond Fund
          66)  Dreyfus Short-Term Income Fund, Inc.
          67)  The Dreyfus Socially Responsible Growth Fund, Inc.
          68)  Dreyfus Strategic Income
          69)  Dreyfus Strategic Investing
          70)  Dreyfus Tax Exempt Cash Management
          71)  The Dreyfus Third Century Fund, Inc.
          72)  Dreyfus Treasury Cash Management
          73)  Dreyfus Treasury Prime Cash Management
          74)  Dreyfus Variable Investment Fund
          75)  Dreyfus-Wilshire Target Funds, Inc.
          76)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          77)  General California Municipal Bond Fund, Inc.
          78)  General California Municipal Money Market Fund
          79)  General Government Securities Money Market Fund, Inc.
          80)  General Money Market Fund, Inc.
          81)  General Municipal Bond Fund, Inc.
          82)  General Municipal Money Market Fund, Inc.
          83)  General New York Municipal Bond Fund, Inc.
          84)  General New York Municipal Money Market Fund
          85)  Pacifica Funds Trust -
                    Pacifica Prime Money Market Fund
                    Pacifica Treasury Money Market Fund
          86)  Peoples Index Fund, Inc.
          87)  Peoples S&P MidCap Index Fund, Inc.
          88)  Premier Insured Municipal Bond Fund
          89)  Premier California Municipal Bond Fund
          90)  Premier Capital Growth Fund, Inc.
          91)  Premier Global Investing, Inc.
          92)  Premier GNMA Fund
          93)  Premier Growth Fund, Inc.
          94)  Premier Municipal Bond Fund
          95)  Premier New York Municipal Bond Fund
          96)  Premier State Municipal Bond Fund
          97)  Premier Strategic Growth Fund


(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Executive Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Assistant
                          and Chief Financial Officer        Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Frederick C. Dey++        Senior Vice President              Vice President
                                                             and Assistant
                                                             Treasurer

Eric B. Fischman++        Vice President and Associate       Vice President
                          General Counsel                    and Assistant
                                                             Secretary

Paul Prescott+            Vice President                     None

Elizabeth Bachman++       Assistant Vice President           Vice President
                                                             and Assistant
                                                             Secretary

Mary Nelson+              Assistant Treasurer                None

John J. Pyburn++          Assistant Treasurer                Assistant
                                                             Treasurer

Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk

John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +   Principal business address is One Exchange Place, Boston, Massachusetts
     02109.
++   Principal business address is 200 Park Avenue, New York, New York 10166.


Item 30.    Location of Accounts and Records
            ________________________________

            1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
                P.O. Box 9671
                Providence, Rhode Island 02940-9671

            2.  Boston Safe Deposit and Trust Company
                One Boston Place
                Boston, Massachusetts 02108

            3.  Dreyfus Transfer, Inc.
                P.O. Box 9671
                Providence, Rhode Island 02940-9671

            4.  The Dreyfus Corporation
                200 Park Avenue
                New York, New York 10166

Item 31.    Management Services
_______     ___________________

            Not Applicable

Item 32.    Undertakings
________    ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of
            Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.


                                  SIGNATURES
                                  __________

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 28th day of February, 1996.

          DREYFUS LIFE AND ANNUITY INDEX FUND, INC.


          BY:  /s/Marie E. Connolly*
                  ____________________________
                  MARIE E. CONNOLLY, PRESIDENT


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


       Signatures                        Title                       Date
__________________________     ______________________________     __________


/s/Marie E. Connolly*          President and Treasurer             2/28/96
______________________________ (Principal Executive, Financial
Marie E. Connolly              and Accounting Officer)

/s/Joseph S. DiMartino*        Chairman of the Board               2/28/96
_____________________________  of Directors
Joseph S. DiMartino

/s/David P. Feldman*           Director                            2/28/96
______________________________
David P. Feldman

/s/Jack R. Meyer*              Director                            2/28/96
______________________________
Jack R. Meyer

/s/John Szarkowski*            Director                            2/28/96
_____________________________
John Szarkowski

/s/Anne Wexler*                Director                            2/28/96
_____________________________
Anne Wexler


*BY: /s/ Eric B. Fischman
     __________________________
     Eric B. Fischman,
     Attorney-in-Fact


                                 EXHIBIT INDEX


ITEM              EXHIBIT                                          PAGE

(5)(a)            Management Agreement

(5)(b)            Index Management Agreement

(8)               Custody Agreement

(11)              Consent of Coopers & Lybrand L.L.P.,
                  Independent Accountants